UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 17, 2006


                            HEALTHRENU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                     000-21914                 84-1022287
----------------------------        ------------           -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


             12777 Jones Road, Suite 481, Houston, TX       77070
             ----------------------------------------     ----------
             (Address of Principal Executive Offices)     (Zip Code)


            Our telephone number, including area code: (281) 890-2561
                                                       --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 17, 2006, we closed on the sale of our securities in a private placement. We sold 251 of our Units ("Units") for $251,000 cash February 17, 2006. Each Unit consists of a secured convertible promissory note in the principal amount of $1,000 (the "Notes") and eight warrants (the "Warrants") for each share of our common stock issued upon conversion of the Notes. The per share exercise prices of the Warrants equal:

o 100% of the conversion price of the Notes then in effect upon conversion of the Notes by the stockholder from time to time for two warrants;
o     125% of such Note conversion price for three warrants; and
o     150% of such Note conversion price for three warrants.

The Notes are convertible at the election of the holder thereof, at any time commencing from and after their date of issuance and for a period of five years thereafter. The conversion price is equal to 80% of the Trading Price of our common stock, as defined in the Notes, on the OTCBB for the 10 days immediately preceding the day upon which we receive a conversion notice from the Noteholder. The Notes are secured by all of our inventory and accounts receivable, which security interest is subordinate to any security interests held by any purchase money security interest holder, any bank or any financial institution which requests a security interest in our assets for the purpose of financing our operations or purchasing inventory. The Notes are entitled to receive 8% annual interest payable in shares of our common stock. The Warrants are exercisable for shares of our common stock at any time beginning on the date of conversion of the Notes and ending on March 11, 2011 and are subject to adjustment for anti-dilution purposes.

For the $251,000 of Units sold on February 17, 2006, the total offering price and the total commissions paid to broker-dealers were $251,000 and $37,650, respectively. Broker-dealer commissions consisted of:

o a commission of up to 12% of the gross offering proceeds raised by the broker-dealer;


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

o a non-accountable expense allowance of up to 3% of the gross offering proceeds raised by the broker-dealer; and
o warrants to purchase that number of shares of our common stock as equals 10% of the number of shares of common stock that would be issuable to investors in the offering upon conversion of the Notes and exercise of the Warrants assuming conversion of the Notes at each applicable closing date, with an exercise price equal to 110% of the conversion price of the Notes on such date, a term of five years and all other terms substantially the same as those of the Warrants issuable to investors in the offering.

Such fees were deducted from offering proceeds to the extent applicable.

Issuance of the securities was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The Units were sold to accredited investors in a private placement without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)   EXHIBITS

      10.1  Form of 8% Secured Convertible Notes.(1)

      10.2  Form of Warrants.(1)

      10.3  Form of Security Agreement.(1)

________

(1) Filed as Exhibits 10.1 through 10.3 of our Current Report on Form 8-K dated February 10, 2006 and filed with the Securities and Exchange Commission on February 16, 2006, and incorporated herein by reference.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date: February 21, 2006

                                HEALTHRENU MEDICAL, INC.
                                (Registrant)


                                By: /s/ Robert W. Prokos
                                    ---------------------
                                    Name:  Robert W. Prokos
                                    Title: President and Chief Executive Officer


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